FINANCIAL ASSETS (Details) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Current:
Marketable securities	$ 563	$ 142
Foreign currency forward contracts	34	112
Cross currency interest rate swaps	22	92
Loans and receivables	68	61
Other	11	25
Total current	698	432
Non-current:
Marketable securities	97	71
Foreign currency forward contracts	81	29
Cross currency interest rate swaps	262	542
Loans and receivables	259	85
Other	10	36
Total non-current	$ 709	$ 763